PROMISSORY NOTE

US$25,000.00	June 30, 2010

FOR VALUE RECEIVED, the undersigned, Innolog Holdings Corporation, a Nevada Corporation, (the “Maker”), promises to pay to Evan Gappelberg, an individual (the “Payee”), at such place as the Payee may later designate in writing, in lawful money of the United States, the principal sum of twenty five thousand United States dollars ($25,000.00) in accordance with this promissory note (the “Note”) under the terms set forth herein.

1.  Rate of Interest

The outstanding principal balance due under this Note shall bear an interest rate of a flat amount of $5,000.00 paid on or prior to September 30, 2010. If payment is received after September 30, 2010 then Payee will receive $10,000.00.

2.  Repayment

The Maker shall have the right to prepay at any time and from time to time, in advance of maturity, without premium or penalty, all or part of the principal amount of this Note. Each payment shall be applied to the principal balance due. The maturity date of the Note can be extended with the approval of all parties.

3. Fee

Innolog Holdings Corporation shall issue to Payee 25,000 Warrants at $ .50 cents for five years.

4.  Events of Default

The following shall constitute Events of Default hereunder:

(a)           If Maker defaults in the payment of any amount due on this Note when due and payable hereunder and such default shall continue for a period of five (5) days; and

(b)           If Maker shall (i) make a general assignment for the benefit of creditors, or (ii) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or all or a substantial part of its assets, or (iii) be adjudicated a bankrupt or insolvent, or (iv) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether Federal or state) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether Federal or state) relating to relief of debtors, or (v) suffer or permit to continue unstayed and in effect for sixty (60) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, that approves an involuntary petition seeking reorganization of Maker, or appoints, pursuant to such a petition, a receiver, trustee or liquidator for it or all or a substantial part of its assets.

5.  Remedies

(a)           Upon the happening of an Event of Default, Payee may, in Payee's sole and absolute discretion and without notice or demand to Maker, declare the entire amount of principal and interest thereon remaining outstanding hereunder immediately due and payable, whereupon, the same shall forthwith become and be due and payable without any presentment, demand or notice of any kind, all of which are expressly waived by Maker.

(b)           If an Event of Default shall occur, the Maker shall pay the Payee, on demand by the Payee, all reasonable costs and expenses incurred by the Payee in connection with the collection and enforcement of this Note, including reasonable attorneys' fees and including additional interest calculated at a 15% interest rate.

(c)           If an Event of Default shall occur, the Maker’s operating Company, Innovative Logistics Techniques, Inc. shall guarantee the note and payment will be made within 15 days of default of this note.

6.  Miscellaneous

(a)           This Note shall be deemed to be made and entered into under the laws of the Commonwealth of Virginia and for all purposes shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia, but not with respect to the law of conflicts.

(b)           This Note shall be binding upon Maker and Maker's successors and assigns and shall inure to the benefit of Payee and Payee's successors and assigns; and each reference herein to Maker or to Payee shall, except where the context shall otherwise require, be deemed to include its respective successors and assigns.  Notwithstanding the foregoing, Maker shall not have any right to assign his obligations hereunder without Payee's prior written consent.

(c)           Any failure by Payee to exercise any right or remedy hereunder shall not constitute a waiver of the right to exercise the same or any other right or remedy at any subsequent time, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

(d)           None of the terms and provisions hereof may be waived, altered, modified, or amended except by an agreement in writing signed by Maker and Payee.

IN WITNESS WHEREOF, Maker has caused this Note to be executed as of the day and year first above written.

Innolog Holdings Corporation

By:	W. P. Danielczyk
William P. Danielczyk, Chairman

PROMISSORY NOTE

US$100,000.00	July 13, 2010

FOR VALUE RECEIVED, the undersigned, Innolog Holdings Corporation, a Nevada Corporation, (the “Maker”), promises to pay to, an individual, James Warring, (the “Payee”), at such place as the Payee may later designate in writing, in lawful money of the United States, the principal sum of one hundred thousand United States dollars ($100,000.00) in accordance with this promissory note (the “Note”) under the terms set forth herein.

1.  Cash Fee

The outstanding principal balance due under this Note shall bear a flat fee of $20,000.00 paid on or prior to October 13, 2010.

2.  Repayment & Extension

The Maker shall have the right to prepay at any time and from time to time, in advance of maturity, without premium or penalty, all or part of the principal amount of this Note. Each payment shall be applied to the principal balance due. The maturity date of the Note may be extended by the Maker, at its sole option, for only a one time 90 day extension period or until January 13, 2011.

If the Note is extended by the Maker, the Payee will receive the fee payment of $20,000.00 plus an additional fee payment of $10,000.00 paid at the time of the extension notification of October 13, 2010. Principal will be only due at the 90 day extension period.

3. Additional Fee

Innolog Holdings Corporation shall issue to Payee 100,000 Warrants with an exercise price at $ .50 cents per share with an expiration date of 5 years. If the Note is extended as stated above for a one time 90 day period, Payee will receive an additional 50,000 Warrants of Innolog Holdings Corporation.

4.  Events of Default

The following shall constitute Events of Default hereunder:

(a)           If Maker defaults in the payment of any amount due on this Note when due and payable hereunder and such default shall continue for a period of five (5) days; and

(b)           If Maker shall (i) make a general assignment for the benefit of creditors, or (ii) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or all or a substantial part of its assets, or (iii) be adjudicated a bankrupt or insolvent, or (iv) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether Federal or state) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether Federal or state) relating to relief of debtors, or (v) suffer or permit to continue unstayed and in effect for sixty (60) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, that approves an involuntary petition seeking reorganization of Maker, or appoints, pursuant to such a petition, a receiver, trustee or liquidator for it or all or a substantial part of its assets.

5.  Remedies & Guarantor

(a)           Upon the happening of an Event of Default, Payee may, in Payee's sole and absolute discretion and without notice or demand to Maker, declare the entire amount of principal and interest thereon remaining outstanding hereunder immediately due and payable, whereupon, the same shall forthwith become and be due and payable without any presentment, demand or notice of any kind, all of which are expressly waived by Maker.

(b)           If an Event of Default shall occur, the Maker shall pay the Payee, on demand by the Payee, all reasonable costs and expenses incurred by the Payee in connection with the collection and enforcement of this Note, including reasonable attorneys' fees and including additional interest calculated at a 15% per annum interest rate.

(c)           If the Company (Innolog) is successful in raising at least $2.0m of potential new capital prior to September 30, 2010, Payee will be paid through these proceeds.

(d)           If the Payee has not received funds at the time of the Note due or after the extended period, then Payee will have the right to exercise collection from Innovative Logistics Techniques, Inc. (ILT) and ILT will be responsible for all fees and charges due with the collection of this debt.

(e)           Galen Capital Corporation (GCC) is the Guarantor behind both Innolog Holdings Corporation and Innovative Logistics Techniques, Inc.

6.  Miscellaneous

(a)           This Note shall be deemed to be made and entered into under the laws of the Commonwealth of Virginia and for all purposes shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia, but not with respect to the law of conflicts.

(b)           This Note shall be binding upon Maker and Maker's successors and assigns and shall inure to the benefit of Payee and Payee's successors and assigns; and each reference herein to Maker or to Payee shall, except where the context shall otherwise require, be deemed to include its respective successors and assigns.  Notwithstanding the foregoing, Maker shall not have any right to assign his obligations hereunder without Payee's prior written consent.

(c)           Any failure by Payee to exercise any right or remedy hereunder shall not constitute a waiver of the right to exercise the same or any other right or remedy at any subsequent time, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

(d)           None of the terms and provisions hereof may be waived, altered, modified, or amended except by an agreement in writing signed by Maker and Payee.

IN WITNESS WHEREOF, Maker has caused this Note to be executed as of the day and year first above written.

Innolog Holdings Corporation		Innovative Logistics Techniques, Inc.

By:	W. P. Danielczyk	W. P. Danielczyk
William P. Danielczyk, Chairman		William P. Danielczyk, Chairman

Galen Capital Corporation

By:	W. P. Danielczyk
William P. Danielczyk, Chairman

PROMISSORY NOTE

US$34,500.00	July 20, 2010

FOR VALUE RECEIVED, the undersigned, Innolog Holdings Corporation, a Nevada Corporation, (the “Maker”), promises to pay to, an individual, Thomas Jackson (the “Payee”), at such place as the Payee may later designate in writing, in lawful money of the United States, the principal sum of thirty-four thousand, five hundred United States dollars ($34,500.00) in accordance with this promissory note (the “Note”) under the terms set forth herein.

1.  Cash Fee

The outstanding principal balance due under this Note shall bear a flat fee of $6,900.00 paid on or prior to October 20, 2010.

2.  Repayment & Extension

The Maker shall have the right to prepay at any time and from time to time, in advance of maturity, without premium or penalty, all or part of the principal amount of this Note. Each payment shall be applied to the principal balance due. The maturity date of the Note may be extended by the Maker, at its sole option, for only a one time 90 day extension period or until January 20, 2011.

If the Note is extended by the Maker, the Payee will receive the fee payment of $6,900.00 plus an additional fee payment of $3,450.00 paid at the time of the extension notification of October 20, 2010. Principal will be only due at the 90 day extension period.

3. Additional Fee

Innolog Holdings Corporation shall issue to Payee 34,500 Warrants with an exercise price at $ .50 cents per share with an expiration date of 5 years. If the Note is extended as stated above for a one time 90 day period, Payee will receive an additional 17,250 Warrants of Innolog Holdings Corporation.

4.  Events of Default

The following shall constitute Events of Default hereunder:

(a)           If Maker defaults in the payment of any amount due on this Note when due and payable hereunder and such default shall continue for a period of five (5) days; and

(b)           If Maker shall (i) make a general assignment for the benefit of creditors, or (ii) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or all or a substantial part of its assets, or (iii) be adjudicated a bankrupt or insolvent, or (iv) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether Federal or state) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether Federal or state) relating to relief of debtors, or (v) suffer or permit to continue unstayed and in effect for sixty (60) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, that approves an involuntary petition seeking reorganization of Maker, or appoints, pursuant to such a petition, a receiver, trustee or liquidator for it or all or a substantial part of its assets.

5.  Remedies & Guarantor

(a)           Upon the happening of an Event of Default, Payee may, in Payee's sole and absolute discretion and without notice or demand to Maker, declare the entire amount of principal and interest thereon remaining outstanding hereunder immediately due and payable, whereupon, the same shall forthwith become and be due and payable without any presentment, demand or notice of any kind, all of which are expressly waived by Maker.

(b)           If an Event of Default shall occur, the Maker shall pay the Payee, on demand by the Payee, all reasonable costs and expenses incurred by the Payee in connection with the collection and enforcement of this Note, including reasonable attorneys' fees and including additional interest calculated at a 15% per annum interest rate.

(c)           If the Company (Innolog) is successful in raising at least $2.0m of potential new capital prior to September 30, 2010, Payee will be paid through these proceeds.

(d)           If the Payee has not received funds at the time of the Note due or after the extended period, then Payee will have the right to exercise collection from Innovative Logistics Techniques, Inc. (ILT) and ILT will be responsible for all fees and charges due with the collection of this debt.

(e)           Galen Capital Corporation (GCC) is the Guarantor behind both Innolog Holdings Corporation and Innovative Logistics Techniques, Inc.

6.  Miscellaneous

(a)           This Note shall be deemed to be made and entered into under the laws of the Commonwealth of Virginia and for all purposes shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia, but not with respect to the law of conflicts.

(b)           This Note shall be binding upon Maker and Maker's successors and assigns and shall inure to the benefit of Payee and Payee's successors and assigns; and each reference herein to Maker or to Payee shall, except where the context shall otherwise require, be deemed to include its respective successors and assigns.  Notwithstanding the foregoing, Maker shall not have any right to assign his obligations hereunder without Payee's prior written consent.

(c)           Any failure by Payee to exercise any right or remedy hereunder shall not constitute a waiver of the right to exercise the same or any other right or remedy at any subsequent time, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

(d)           None of the terms and provisions hereof may be waived, altered, modified, or amended except by an agreement in writing signed by Maker and Payee.

IN WITNESS WHEREOF, Maker has caused this Note to be executed as of the day and year first above written.

Innolog Holdings Corporation		Innovative Logistics Techniques, Inc.

By:	W. P. Danielczyk	W. P. Danielczyk
William P. Danielczyk, Chairman		William P. Danielczyk, Chairman

Galen Capital Corporation

By:	W. P. Danielczyk
William P. Danielczyk, Chairman

PROMISSORY NOTE

US$65,500.00	July 20, 2010

FOR VALUE RECEIVED, the undersigned, Innolog Holdings Corporation, a Nevada Corporation, (the “Maker”), promises to pay to, an individual, Robert Hacker (the “Payee”), at such place as the Payee may later designate in writing, in lawful money of the United States, the principal sum of sixty-five thousand, five hundred United States dollars ($65,500.00) in accordance with this promissory note (the “Note”) under the terms set forth herein.

1.  Cash Fee

The outstanding principal balance due under this Note shall bear a flat fee of $13,100.00 paid on or prior to October 20, 2010.

2.  Repayment & Extension

The Maker shall have the right to prepay at any time and from time to time, in advance of maturity, without premium or penalty, all or part of the principal amount of this Note. Each payment shall be applied to the principal balance due. The maturity date of the Note may be extended by the Maker, at its sole option, for only a one time 90 day extension period or until January 20, 2011.

If the Note is extended by the Maker, the Payee will receive the fee payment of $13,100.00 plus an additional fee payment of $6,550.00 paid at the time of the extension notification of October 20, 2010. Principal will be only due at the 90 day extension period.

3. Additional Fee

Innolog Holdings Corporation shall issue to Payee 65,500 Warrants with an exercise price at $ .50 cents per share with an expiration date of 5 years. If the Note is extended as stated above for a one time 90 day period, Payee will receive an additional 32,750 Warrants of Innolog Holdings Corporation.

4.  Events of Default

The following shall constitute Events of Default hereunder:

(a)           If Maker defaults in the payment of any amount due on this Note when due and payable hereunder and such default shall continue for a period of five (5) days; and

(b)           If Maker shall (i) make a general assignment for the benefit of creditors, or (ii) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or all or a substantial part of its assets, or (iii) be adjudicated a bankrupt or insolvent, or (iv) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether Federal or state) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether Federal or state) relating to relief of debtors, or (v) suffer or permit to continue unstayed and in effect for sixty (60) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, that approves an involuntary petition seeking reorganization of Maker, or appoints, pursuant to such a petition, a receiver, trustee or liquidator for it or all or a substantial part of its assets.

5.  Remedies & Guarantor

(a)           Upon the happening of an Event of Default, Payee may, in Payee's sole and absolute discretion and without notice or demand to Maker, declare the entire amount of principal and interest thereon remaining outstanding hereunder immediately due and payable, whereupon, the same shall forthwith become and be due and payable without any presentment, demand or notice of any kind, all of which are expressly waived by Maker.

(b)           If an Event of Default shall occur, the Maker shall pay the Payee, on demand by the Payee, all reasonable costs and expenses incurred by the Payee in connection with the collection and enforcement of this Note, including reasonable attorneys' fees and including additional interest calculated at a 15% per annum interest rate.

(c)           If the Company (Innolog) is successful in raising at least $2.0m of potential new capital prior to September 30, 2010, Payee will be paid through these proceeds.

(d)           If the Payee has not received funds at the time of the Note due or after the extended period, then Payee will have the right to exercise collection from Innovative Logistics Techniques, Inc. (ILT) and ILT will be responsible for all fees and charges due with the collection of this debt.

(e)           Galen Capital Corporation (GCC) is the Guarantor behind both Innolog Holdings Corporation and Innovative Logistics Techniques, Inc.

6.  Miscellaneous

(a)           This Note shall be deemed to be made and entered into under the laws of the Commonwealth of Virginia and for all purposes shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia, but not with respect to the law of conflicts.

(b)           This Note shall be binding upon Maker and Maker's successors and assigns and shall inure to the benefit of Payee and Payee's successors and assigns; and each reference herein to Maker or to Payee shall, except where the context shall otherwise require, be deemed to include its respective successors and assigns.  Notwithstanding the foregoing, Maker shall not have any right to assign his obligations hereunder without Payee's prior written consent.

(c)           Any failure by Payee to exercise any right or remedy hereunder shall not constitute a waiver of the right to exercise the same or any other right or remedy at any subsequent time, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

(d)           None of the terms and provisions hereof may be waived, altered, modified, or amended except by an agreement in writing signed by Maker and Payee.

IN WITNESS WHEREOF, Maker has caused this Note to be executed as of the day and year first above written.

Innolog Holdings Corporation		Innovative Logistics Techniques, Inc.

By:	W. P. Danielczyk	W. P. Danielczyk
William P. Danielczyk, Chairman		William P. Danielczyk, Chairman

Galen Capital Corporation

By:	W. P. Danielczyk
William P. Danielczyk, Chairman

PROMISSORY NOTE

US$25,000.00	July 21, 2010

FOR VALUE RECEIVED, the undersigned, Innolog Holdings Corporation, a Nevada Corporation, (the “Maker”), promises to pay to, an individual, John Morrison (the “Payee”), at such place as the Payee may later designate in writing, in lawful money of the United States, the principal sum of twenty-five thousand United States dollars ($25,000.00) in accordance with this promissory note (the “Note”) under the terms set forth herein.

1.  Cash Fee

The outstanding principal balance due under this Note shall bear a flat fee of $13,100.00 paid on or prior to October 21, 2010.

2.  Repayment & Extension

The Maker shall have the right to prepay at any time and from time to time, in advance of maturity, without premium or penalty, all or part of the principal amount of this Note. Each payment shall be applied to the principal balance due. The maturity date of the Note may be extended by the Maker, at its sole option, for only a one time 90 day extension period or until January 21, 2011.

If the Note is extended by the Maker, the Payee will receive the fee payment of $5,000.00 plus an additional fee payment of $2,500.00 paid at the time of the extension notification of October 21, 2010. Principal will be only due at the 90 day extension period.

3. Additional Fee

Innolog Holdings Corporation shall issue to Payee 25,000 Warrants with an exercise price at $ .50 cents per share with an expiration date of 5 years. If the Note is extended as stated above for a one time 90 day period, Payee will receive an additional 12,500 Warrants of Innolog Holdings Corporation.

4.  Events of Default

The following shall constitute Events of Default hereunder:

(a)           If Maker defaults in the payment of any amount due on this Note when due and payable hereunder and such default shall continue for a period of five (5) days; and

(b)           If Maker shall (i) make a general assignment for the benefit of creditors, or (ii) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or all or a substantial part of its assets, or (iii) be adjudicated a bankrupt or insolvent, or (iv) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether Federal or state) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether Federal or state) relating to relief of debtors, or (v) suffer or permit to continue unstayed and in effect for sixty (60) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, that approves an involuntary petition seeking reorganization of Maker, or appoints, pursuant to such a petition, a receiver, trustee or liquidator for it or all or a substantial part of its assets.

5.  Remedies & Guarantor

(a)           Upon the happening of an Event of Default, Payee may, in Payee's sole and absolute discretion and without notice or demand to Maker, declare the entire amount of principal and interest thereon remaining outstanding hereunder immediately due and payable, whereupon, the same shall forthwith become and be due and payable without any presentment, demand or notice of any kind, all of which are expressly waived by Maker.

(b)           If an Event of Default shall occur, the Maker shall pay the Payee, on demand by the Payee, all reasonable costs and expenses incurred by the Payee in connection with the collection and enforcement of this Note, including reasonable attorneys' fees and including additional interest calculated at a 15% per annum interest rate.

(c)           If the Company (Innolog) is successful in raising at least $2.0m of potential new capital prior to September 30, 2010, Payee will be paid through these proceeds.

(d)           If the Payee has not received funds at the time of the Note due or after the extended period, then Payee will have the right to exercise collection from Innovative Logistics Techniques, Inc. (ILT) and ILT will be responsible for all fees and charges due with the collection of this debt.

(e)           Galen Capital Corporation (GCC) is the Guarantor behind both Innolog Holdings Corporation and Innovative Logistics Techniques, Inc.

6.  Miscellaneous

(a)           This Note shall be deemed to be made and entered into under the laws of the Commonwealth of Virginia and for all purposes shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia, but not with respect to the law of conflicts.

(b)           This Note shall be binding upon Maker and Maker's successors and assigns and shall inure to the benefit of Payee and Payee's successors and assigns; and each reference herein to Maker or to Payee shall, except where the context shall otherwise require, be deemed to include its respective successors and assigns.  Notwithstanding the foregoing, Maker shall not have any right to assign his obligations hereunder without Payee's prior written consent.

(c)           Any failure by Payee to exercise any right or remedy hereunder shall not constitute a waiver of the right to exercise the same or any other right or remedy at any subsequent time, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

(d)           None of the terms and provisions hereof may be waived, altered, modified, or amended except by an agreement in writing signed by Maker and Payee.

IN WITNESS WHEREOF, Maker has caused this Note to be executed as of the day and year first above written.

Innolog Holdings Corporation		Innovative Logistics Techniques, Inc.

By:	W. P. Danielczyk	W. P. Danielczyk
William P. Danielczyk, Chairman		William P. Danielczyk, Chairman

Galen Capital Corporation

By:	W. P. Danielczyk
William P. Danielczyk, Chairman

PROMISSORY NOTE

US$125,000.00	June 21, 2010

FOR VALUE RECEIVED, the undersigned, Galen Capital Group, LLC, a Delaware corporation, (the “Maker”), promises to pay to Melvin D. Booth, an individual (the “Payee”), at such place as the Payee may later designate in writing, in lawful money of the United States, the principal sum of one hundred and twenty-five thousand United States dollars ($125,000.00) in accordance with this promissory note (the “Note”) under the terms set forth herein.

1.  Rate of Interest

The outstanding principal balance due under this Note shall bear an interest rate of a flat amount of $10,000.00 if payment is made on or prior to July 5, 2010. If payment is received on or after July 6 but prior to July 13, 2010 then the Payee will receive $15,000.00. If payment is received on or after July 13 but prior to July 20, 2010 then the Payee will receive $20,000.00. If payment is received on or after July 20, 2010 then the Payee will receive $25,000.000.

2.  Repayment

Principal and interest due under this Note shall be payable at the collection of the Contract receivable numbers W91WAW-09-C-10173 in the amount of $102,907.26 and W52509-08-C-0170 in the amount of $47,424.94 by Innovative Logistics Techniques, Inc., but in no event not later than July 20, 2010.

The Maker shall have the right to prepay at any time and from time to time, in advance of maturity, without premium or penalty, all or part of the principal amount of this Note.  Each payment shall be applied to the principal balance due at the maturity date of July 20, 2010. The Note can be extended with the approval of all parties.

3. Fee

Galen Capital Corporation, the parent of the Maker, shall issue to Payee 250,000 Warrants at $ .50 cents with five year expiration date and 250,000 Preferred shares of stock to be in the name of Innolog Holdings Corporation.

4.  Events of Default

The following shall constitute Events of Default hereunder:

(a)           If Maker defaults in the payment of any amount due on this Note when due and payable hereunder and such default shall continue for a period of five (5) days; and

(b)           If Maker shall (i) make a general assignment for the benefit of creditors, or (ii) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or all or a substantial part of its assets, or (iii) be adjudicated a bankrupt or insolvent, or (iv) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether Federal or state) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether Federal or state) relating to relief of debtors, or (v) suffer or permit to continue unstayed and in effect for sixty (60) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, that approves an involuntary petition seeking reorganization of Maker, or appoints, pursuant to such a petition, a receiver, trustee or liquidator for it or all or a substantial part of its assets.

5.  Remedies

(a)           Upon the happening of an Event of Default, Payee may, in Payee's sole and absolute discretion and without notice or demand to Maker, declare the entire amount of principal and interest thereon remaining outstanding hereunder immediately due and payable, whereupon, the same shall forthwith become and be due and payable without any presentment, demand or notice of any kind, all of which are expressly waived by Maker.

(b)           If an Event of Default shall occur, the Maker shall pay the Payee, on demand by the Payee, all reasonable costs and expenses incurred by the Payee in connection with the collection and enforcement of this Note, including reasonable attorneys' fees and including additional interest calculated at a 15% interest rate.

(c)           If maker is unable to cure an Event of Default then, William P. Danielczyk is obligated to repay the obligation of the principal and interest within 5 days.

6.  Miscellaneous

(a)           This Note shall be deemed to be made and entered into under the laws of the Commonwealth of Virginia and for all purposes shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia, but not with respect to the law of conflicts.

(b)           This Note shall be binding upon Maker and Maker's successors and assigns and shall inure to the benefit of Payee and Payee's successors and assigns; and each reference herein to Maker or to Payee shall, except where the context shall otherwise require, be deemed to include its respective successors and assigns.  Notwithstanding the foregoing, Maker shall not have any right to assign his obligations hereunder without Payee's prior written consent.

(c)           Any failure by Payee to exercise any right or remedy hereunder shall not constitute a waiver of the right to exercise the same or any other right or remedy at any subsequent time, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

(d)           None of the terms and provisions hereof may be waived, altered, modified, or amended except by an agreement in writing signed by Maker and Payee.

IN WITNESS WHEREOF, Maker has caused this Note to be executed as of the day and year first above written.

Galen Capital Group, LLC

By:	W. P. Danielczyk	By:	W. P. Danielczyk
William P. Danielczyk, Chairman		William P. Danielczyk, Guarantor

William P. Danielczyk, Chairman

PROMISSORY NOTE

US$125,000.00	July 8, 2010

FOR VALUE RECEIVED, the undersigned, Galen Capital Group, LLC, a Delaware corporation, (the “Maker”), promises to pay to Melvin D. Booth, an individual (the “Payee”), at such place as the Payee may later designate in writing, in lawful money of the United States, the principal sum of one hundred and twenty-five thousand United States dollars ($125,000.00) in accordance with this promissory note (the “Note”) under the terms set forth herein.

1.  Rate of Interest

The outstanding principal balance due under this Note shall bear an interest rate of a flat amount of $10,000.00 if payment is made on or prior to July 22, 2010. If payment is received on or after July 23 but prior to July 30, 2010 then the Payee will receive $15,000.00. If payment is received on or after July 31 but prior to August 7, 2010 then the Payee will receive $20,000.00. If payment is received on or after August 8, 2010 then the Payee will receive $25,000.000.

2.  Repayment

Principal and interest due under this Note shall be payable at the collection of the Contract receivable numbers N00173-08-C-2042 in the amount of $137,518.24 and N00173-10-F-0356 in the amount of $56,434.37 by Innovative Logistics Techniques, Inc., but in no event not later than August 8, 2010.

The Maker shall have the right to prepay at any time and from time to time, in advance of maturity, without premium or penalty, all or part of the principal amount of this Note.  Each payment shall be applied to the principal balance due at the maturity date of July 20, 2010. The Note can be extended with the approval of all parties.

3. Fee

Galen Capital Corporation, the parent of the Maker, shall issue to Payee 250,000 Warrants at $ .50 cents with five year expiration date and 250,000 Preferred shares of stock to be in the name of Innolog Holdings Corporation.

4.  Events of Default

The following shall constitute Events of Default hereunder:

(a)           If Maker defaults in the payment of any amount due on this Note when due and payable hereunder and such default shall continue for a period of five (5) days; and

(b)           If Maker shall (i) make a general assignment for the benefit of creditors, or (ii) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or all or a substantial part of its assets, or (iii) be adjudicated a bankrupt or insolvent, or (iv) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether Federal or state) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether Federal or state) relating to relief of debtors, or (v) suffer or permit to continue unstayed and in effect for sixty (60) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, that approves an involuntary petition seeking reorganization of Maker, or appoints, pursuant to such a petition, a receiver, trustee or liquidator for it or all or a substantial part of its assets.

5.  Remedies

(a)           Upon the happening of an Event of Default, Payee may, in Payee's sole and absolute discretion and without notice or demand to Maker, declare the entire amount of principal and interest thereon remaining outstanding hereunder immediately due and payable, whereupon, the same shall forthwith become and be due and payable without any presentment, demand or notice of any kind, all of which are expressly waived by Maker.

(b)           If an Event of Default shall occur, the Maker shall pay the Payee, on demand by the Payee, all reasonable costs and expenses incurred by the Payee in connection with the collection and enforcement of this Note, including reasonable attorneys' fees and including additional interest calculated at a 15% interest rate.

(c)           If maker is unable to cure an Event of Default then, William P. Danielczyk is obligated to repay the obligation of the principal and interest within 5 days.

6.  Miscellaneous

(a)           This Note shall be deemed to be made and entered into under the laws of the Commonwealth of Virginia and for all purposes shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia, but not with respect to the law of conflicts.

(b)           This Note shall be binding upon Maker and Maker's successors and assigns and shall inure to the benefit of Payee and Payee's successors and assigns; and each reference herein to Maker or to Payee shall, except where the context shall otherwise require, be deemed to include its respective successors and assigns.  Notwithstanding the foregoing, Maker shall not have any right to assign his obligations hereunder without Payee's prior written consent.

(c)           Any failure by Payee to exercise any right or remedy hereunder shall not constitute a waiver of the right to exercise the same or any other right or remedy at any subsequent time, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

(d)           None of the terms and provisions hereof may be waived, altered, modified, or amended except by an agreement in writing signed by Maker and Payee.

IN WITNESS WHEREOF, Maker has caused this Note to be executed as of the day and year first above written.

Galen Capital Group, LLC

By:	W. P. Danielczyk	By:	W. P. Danielczyk
William P. Danielczyk, Chairman		William P. Danielczyk, Guarantor

William P. Danielczyk, Chairman

PROMISSORY NOTE

US$125,000.00	July 21, 2010

FOR VALUE RECEIVED, the undersigned, Galen Capital Group, LLC, a Delaware corporation, (the “Maker”), promises to pay to Melvin D. Booth, an individual (the “Payee”), at such place as the Payee may later designate in writing, in lawful money of the United States, the principal sum of one hundred and twenty-five thousand United States dollars ($125,000.00) in accordance with this promissory note (the “Note”) under the terms set forth herein.

1.  Rate of Interest

The outstanding principal balance due under this Note shall bear an interest rate of a flat amount of $10,000.00 if payment is made on or prior to August 5, 2010. If payment is received on or after August 6 but prior to August 13, 2010 then the Payee will receive $15,000.00. If payment is received on or after August 13 but prior to August 20, 2010 then the Payee will receive $20,000.00. If payment is received on or after August 20, 2010, then the Payee will receive $25,000.00.

2.  Repayment

Principal and interest due under the Note shall be payable at the collection of the Contract receivable numbers W91WAW-09-C-0173 in the amount of $102,907.26 and W52509-08-C-0170 in the amount of $45,160.13 by Innovative Logistics Techniques, Inc., but in no event not later than August 20, 2010.

The Maker shall have the right to prepay at any time and from time to time, in advance of maturity, without premium or penalty, all or part of the principal amount of this Note.  Each payment shall be applied to the principal balance due at the maturity date of August 20, 2010. The Note can be extended with the approval of all parties.

3. Fee

           Galen Capital Corporation, the parent of the Maker, shall issue to Payee 250,000 Warrants at $  0.50 cents with five year expiration date and 250,000 Preferred shares of stock to be in the name of Innolog Holdings Corporation.

4.  Events of Default

The following shall constitute Events of Default hereunder:

(a)           If Maker defaults in the payment of any amount due on this Note when due and payable hereunder and such default shall continue for a period of five (5) days; and

(b)           If Maker shall (i) make a general assignment for the benefit of creditors, or (ii) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or all or a substantial part of its assets, or (iii) be adjudicated a bankrupt or insolvent, or (iv) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether Federal or state) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether Federal or state) relating to relief of debtors, or (v) suffer or permit to continue unstayed and in effect for sixty (60) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, that approves an involuntary petition seeking reorganization of Maker, or appoints, pursuant to such a petition, a receiver, trustee or liquidator for it or all or a substantial part of its assets.

5.  Remedies

(a)           Upon the happening of an Event of Default, Payee may, in Payee's sole and absolute discretion and without notice or demand to Maker, declare the entire amount of principal and interest thereon remaining outstanding hereunder immediately due and payable, whereupon, the same shall forthwith become and be due and payable without any presentment, demand or notice of any kind, all of which are expressly waived by Maker.

(b)           If an Event of Default shall occur, the Maker shall pay the Payee, on demand by the Payee, all reasonable costs and expenses incurred by the Payee in connection with the collection and enforcement of this Note, including reasonable attorneys' fees and including additional interest calculated at a 15% interest rate.

(c)           If maker is unable to cure an Event of Default then, William P. Danielczyk is obligated to repay the obligation of the principal and interest within 5 days.

6.  Miscellaneous

(a)           This Note shall be deemed to be made and entered into under the laws of the Commonwealth of Virginia and for all purposes shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia, but not with respect to the law of conflicts.

(b)           This Note shall be binding upon Maker and Maker's successors and assigns and shall inure to the benefit of Payee and Payee's successors and assigns; and each reference herein to Maker or to Payee shall, except where the context shall otherwise require, be deemed to include its respective successors and assigns.  Notwithstanding the foregoing, Maker shall not have any right to assign his obligations hereunder without Payee's prior written consent.

(c)           Any failure by Payee to exercise any right or remedy hereunder shall not constitute a waiver of the right to exercise the same or any other right or remedy at any subsequent time, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

(d)           None of the terms and provisions hereof may be waived, altered, modified, or amended except by an agreement in writing signed by Maker and Payee.

IN WITNESS WHEREOF, Maker has caused this Note to be executed as of the day and year first above written.

Galen Capital Group, LLC

By:
	William P. Danielczyk, Chairman	William P. Danielczyk, Guarantor

Harry Jacobson, Guarantor